UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2019

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

As previously described in the Quarterly Report on Form 10-Q (the “Form 10-Q”) of Infrastructure and Energy Alternatives, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on August 14, 2019, the Company entered into the Second Equity Commitment Agreement on August 13, 2019, by and among the Company, Ares Special Situations Fund IV, L.P., ASOF Holdings I, L.P. (together, “Ares”) and the other parties thereto, pursuant to which, among other things, the Company agreed to issue and sell 50,000 shares of Series B Preferred Stock and 900,000 warrants to purchase common stock (“Warrants”) to Ares for an aggregate purchase price of $50.0 million. On August 30, 2019, the Company closed the transactions under the Second Equity Commitment Agreement (as amended by the ECA Amendment (defined below), the “Second Equity Commitment Agreement”). In connection with the closing of the transactions under the Second Equity Commitment Agreement, the Company (i) amended and restated the Certificate of Designations of the Series B Preferred Stock of the Company to re-designate the Company’s Series B Preferred Stock issued and outstanding prior to the closing as “Series B-1 Preferred Stock” and (ii) designated the Series B Preferred Stock sold to Ares pursuant to the Second Equity Commitment Agreement as “Series B-2 Preferred Stock”, which are described below. This Current Report on Form 8-K is being filed to report the closing of the transactions under the Second Equity Commitment Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Equity Commitment Agreement

On August 30, 2019, the Company entered into an Amendment (the “ECA Amendment”) to the Second Equity Commitment Agreement by and among the Company, Ares, Infrastructure and Energy Alternatives, LLC, OT POF IEA Preferred B Aggregator, L.P. and Oaktree Power Opportunities Fund III Delaware, L.P. The ECA Amendment provides that the “Diligence Period”, as defined in the Second Equity Commitment Agreement, is extended from September 13, 2019 to September 18, 2019. This description of the ECA Amendment is qualified in its entirety by reference to the full text of the ECA Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Warrant Certificate

On August 30, 2019, in connection with the closing of the transactions under the Second Equity Commitment Agreement, the Company issued 900,000 Warrants and entered into a warrant certificate with each of Ares Special Situations Fund IV, L.P. and ASOF Holdings I, L.P (the “Warrant Certificates”). Each Warrant is exercisable into the Company’s common stock at an exercise price per share of $0.0001 (the “Exercise Price”). The Exercise Price may be paid by the holder by payment of the aggregate Exercise Price by check or wire transfer, or by instructing the Company to withhold a number of shares of common stock then issuable upon exercise of the Warrant with an aggregate fair market value as of the date of exercise equal to the aggregate Exercise Price; or any combination of the foregoing.

The number of shares of common stock issuable upon exercise of the Warrant adjusts for dividends, subdivisions or combinations of the Company’s common stock; cash distributions or other distributions; reorganization, reclassification, consolidation or merger; and spin-offs.

The number of shares of common stock into which the Warrants are exercisable is limited as necessary to comply with NASDAQ rules.

The description of the Warrants and Warrant Certificates are qualified in its entirety by reference to the full text of the Warrant Certificates, which are filed as Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Registration Rights Agreement Amendment

On August 30, 2019, in connection with the closing of the transactions under the Second Equity Commitment Agreement, the Company entered into the Third Amendment to Amended and Restated Registration Rights Agreement (the “RRA Amendment”), by and among the Company, Infrastructure and Energy Alternatives, LLC, Ares Special Situations Fund IV, L.P. and ASOF Holdings I, L.P. The RRA Amendment amends the registration rights agreement, dated as of March 28, 2018, as amended (the “Registration Rights Agreement”), to provide Ares with the same shelf registration and “piggyback” registration rights provided to the existing parties under the Registration Rights Agreement with respect to the common stock issuable upon exercise of the Warrants. This description of the RRA Amendment is qualified in its entirety by reference to the full text of the RRA Amendment, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated in this

Item 1.01 by reference.

Amended and Restated Investor Rights Agreement

On August 30, 2019, in connection with the closing of the transactions under the Second Equity Commitment Agreement, the Company entered into an Amended and Restated Investor Rights Agreement (“A&R Investor Rights Agreement”), by and among the Company, M III Sponsor I LLC (“M III Sponsor”) (and any affiliated transferee), Infrastructure and Energy Alternatives, LLC (and any affiliated transferee) and Oaktree Power Opportunities Fund III Delaware, L.P. The A&R Investor Rights Agreement amends and restates the investor rights agreement, dated as of March 26, 2018, as amended, in order to, among other things, increase the size of the Company’s Board of Directors (the “Board”) to ten (10) directors (as a result of Ares Management LLC obtaining the right to designate an additional director to the Board pursuant to the Amended and Restated Series B-1 Certificate and the Series B-2 Certificate (as defined herein)). This description of the A&R Investor Rights Agreement is qualified in its entirety by reference to the full text of the A&R Investor Rights Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Certain Relationships

Ares Special Situations Fund IV, L.P. previously purchased 30,000 shares of Series B Preferred Stock (re-designated as Series B-1 Preferred Stock at the closing of the transactions under the Second Equity Commitment Agreement as described above) and 1,527,560 Warrants on May 20, 2019, and as of such date, Ares Management LLC obtained a right to designate a member to the Company’s Board. The Second Equity Commitment Agreement, the issuance of Series B Preferred Stock (issued as Series B-2 Preferred Stock at the closing of the transactions under the Second Equity Commitment Agreement as described above) and Warrants were approved by a special committee of the Company’s Board consisting entirely of disinterested directors and, upon recommendation of such special committee, by the full Board.

Item 3.02 Unregistered Sales of Equity Securities.

On August 30, 2019, in connection with the closing of the transactions under the Second Equity Commitment Agreement, the Company issued an aggregate of 50,000 shares of Series B-2 Preferred Stock and Warrants exercisable into an aggregate of 900,000 shares of the Company’s common stock. The net proceeds to the Company were approximately $48.1 million after deducting estimated expenses payable by the Company. The Series B-2 Preferred Stock and Warrants were issued in reliance upon the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). A description of the terms and conditions of the Warrants in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2019, in connection with the closing of the transactions under the Second Equity Commitment Agreement, the Company’s Board and the holders of a majority of the outstanding Series B Preferred Stock approved (i) the Amended and Restated Certificate of Designations of Series B-1 Preferred Stock of Infrastructure and Energy Alternatives, Inc. (the “Amended and Restated Series B-1 Certificate”) and (ii) the Certificate of Designations of Series B-2 Preferred Stock of Infrastructure and Energy Alternatives, Inc. (the “Series B-2 Certificate”). The Amended and Restated Series B-1 Certificate amends and restates the original Certificate of Designations of Series B Preferred Stock of Infrastructure and Energy Alternatives, Inc. (the “Original Certificate”). On August 30, 2019, the Company filed the Amended and Restated Series B-1 Certificate and the Series B-2 Certificate with the Secretary of State of the State of Delaware.

The Amended and Restated Series B-1 Certificate made the following changes to the Original Certificate, among others (capitalized terms have the meaning given to them in the Amended and Restated Series B-1 Certificate):

•
The definition of “Cash Dividend Rate” is revised to mean (i) with respect to any Dividend Period for which the Total Net Leverage Ratio is greater than 1.50 to 1.00, 15% per annum (or 13.5% per annum if a Deleveraging Event has occurred prior to the date dividends are paid with respect to such Dividend Period) and (ii) with respect to any Dividend Period for which the Total Net Leverage Ratio is less than or equal to 1.50 to 1.00, 13.5% per annum for Series B-1 Preferred Stock.

•
The definition of “Deleveraging Event” has been revised to mean an equity financing following the Closing Date consisting of either (x) the issuance of Junior Stock, which Junior Stock does not contain any mandatory redemption provisions requiring redemption prior February 16, 2025 (other than with respect to a change of control or liquidation event) or (y) the issuance of Parity Stock (including additional Series B Preferred

Stock) to the holders of Series B Preferred Stock as of the Closing Date or their Affiliates, in each case where the proceeds of such equity financing are used exclusively by the Corporation to permanently reduce senior secured indebtedness for borrowed money for which the Corporation is the borrower or a guarantor by at least $50 million.

•
The term “Third Party Deleveraging Event” has been added, which means, any equity financing by or secondary purchase on behalf of the Corporation or its Subsidiaries, that both generates net proceeds sufficient to make the payments in connection with the repurchase or redemption of 50,000 shares of Series B-1 Preferred Stock at specified prices and such payments are actually applied to such redemption or repayment, with such application of payments being a condition to the consummation of the transaction; provided that the funds for such equity financing are not provided by Ares Management LLC or any of its Affiliates.

•
The term “Total Net Leverage Ratio” has been added, which means, with respect to any Dividend Period, the “Total Net Leverage Ratio” (as defined under the Credit Agreement as in effect on the Amendment Date), calculated as of the date of the most recently provided Compliance Certificate (as defined in the Credit Agreement as in effect on the Amendment Date) as of the beginning of such Dividend Period.

•
The Amended and Restated Series B-1 Certificate provides that in the event of a Third Party Deleveraging Event, the Corporation shall, as promptly as practicable (but in any event within three (3) Business Days of the consummation of such Third Party Deleveraging Event), (A) redeem or otherwise cause to be purchased by a third party 50,000 shares of the Series B-1 Preferred Stock at the Optional Redemption Price per share and (B) redeem or otherwise cause to be purchased by a third party, 50,000 shares of the Series B-2 Preferred Stock as required pursuant to, or in accordance with, the Series B-2 Certificate.

•	Ares Management LLC will be provided a right to designate an additional member of the Company’s Board effective as of September 13, 2019.

The Amended and Restated Series B-1 Certificate also makes other conforming changes to account for the issuance of Series B-2 Preferred Stock, additional Warrants under the Second Equity Commitment Agreement, and the pro-rata payments of dividends and other distributions, redemptions, repurchases and retirements as between Series B-1 Preferred Stock and Series B-2 Preferred Stock. The description of the terms of the Amended and Restated Series B-1 Certificate above is qualified in its entirely by reference to the full text of the Amended and Restated Series B-1 Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

The terms of the Series B-2 Preferred Stock are similar to the terms of the Series B-1 Preferred Stock except that (capitalized terms have the meaning given to them in the Series B-2 Certificate):

•
The definition of “Cash Dividend Rate” means (i) with respect to any Dividend Period for which the Total Net Leverage Ratio is greater than 1.50 to 1.00, 15% per annum (or 13.5% per annum if a Deleveraging Event has occurred prior to the date dividends are paid with respect to such Dividend Period) and (ii) with respect to any Dividend Period for which the Total Net Leverage Ratio is less than or equal to 1.50 to 1.00, 12% per annum for Series B-2 Preferred Stock.

•
The dividend period for Series B-2 Preferred Stock begins on, dividends begin to accumulate on, and the redemption price takes into accounts dividends actually paid since, August 30, 2019 whereas each of the foregoing begins on May 20, 2019 for Series B-1 Preferred Stock.

•
In the event of a Third Party Deleveraging Event, the Corporation shall, as promptly as practicable (but in any event within three (3) Business Days of the consummation of such Third Party Deleveraging Event) (A) redeem or otherwise cause to be purchased by a third party, 50,000 shares of the Series B-2 Preferred Stock at the Mandatory Redemption Price per share (unless a Reinstatement Event (as defined in the Tranche 1 Equity Commitment Agreement) occurs, in which case such 50,000 shares of Series B-2 Preferred Stock shall be redeemed or otherwise caused to be purchased by a third party at the Optional Redemption Price per share) and (B) redeem or otherwise cause to be purchased by a third party, 50,000 shares of the Series B-1 Preferred Stock as required pursuant to, or in accordance with, the Series B-1 Certificate of Designations.

The Series B-2 Certificate also contains provisions to ensure pro-rata payments of dividends and other distributions, redemptions, repurchases and retirements as between Series B-1 Preferred Stock and Series B-2 Preferred Stock. The description of the terms of the Series B-2 Certificate above is qualified in its entirely by reference to the full text of the Series B-2 Certificate, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 7.01. Regulation FD Disclosure.

On August 30, 2019, the Company issued a press release announcing the closing of the transactions described in this Current Report on Form 8-K. A copy of the Company’s press release is furnished as Exhibit 99.1, to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Designation of Series B-1 Preferred Stock of Infrastructure and Energy Alternatives, Inc.
3.2	Certificate of Designation of Series B-2 Preferred Stock of Infrastructure and Energy Alternatives, Inc.
10.1
Amendment to the Equity Commitment Agreement, dated August 30, 2019, by and among Infrastructure and Energy Alternatives, Inc., Ares Special Situations Fund IV, L.P., ASOF Holdings I, L.P., Infrastructure and Energy Alternatives, LLC, OT POF IEA Preferred B Aggregator, L.P., Oaktree Power Opportunities Fund III Delaware, L.P.

10.2	Warrant Certificate, dated August 30, 2019, by and among Infrastructure and Energy Alternatives, Inc. and Ares Special Situations Fund IV, L.P.
10.3	Warrant Certificate, dated August 30, 2019, by and among Infrastructure and Energy Alternatives, Inc. and ASOF Holdings I, L.P.
10.4
Third Amendment to Amended and Restated Registration Rights Agreement, dated as of August 30, 2019, by and among Infrastructure and Energy Alternatives, Inc., Infrastructure and Energy Alternatives, LLC, Ares Special Situations Fund IV, L.P. and ASOF Holdings I, L.P.

10.5
Amended and Restated Investor Rights Agreement, dated as of August 30, 2019, by and among Infrastructure and Energy Alternatives, Inc., M III Sponsor I LLC, Infrastructure and Energy Alternatives, LLC and Oaktree Power Opportunities Fund III Delaware, L.P.

99.1	Press Release, dated August 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2019

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Andrew D. Layman
Name: Andrew D. Layman
Title: Chief Financial Officer